                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



      Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  March 1, 1996


                              EDUDATA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



                 0-12850                                  13-3152648
         -----------------------                      -------------------
         (Commission File Number)                      (I.R.S. Employer
                                                      Identification No.)

     376 Main Street, P.O. Box 74, Bedminster, New Jersey        07921
     ----------------------------------------------------      ----------
         (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (908) 234-0042

                                 Not Applicable
                 ----------------------------------------------
                 (Former address, if changed since last report)


Total number of pages in this document:  26

                               TABLE OF CONTENTS




ITEM 1.  CHANGE IN CONTROL OF REGISTRANT  . . . . . . . . . . . . . . . . .  3

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.  . . . . . . . . . . . . . .  4

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS  . . . . . . . . . . . . . . . .  8

SIGNATURES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

EXHIBITS

         10.1    Contribution Agreement Between Edudata and DMD

         10.2    Contribution Agreement Between Edudata and BDI

         10.3 Letter of Authorization and Declaration of Exclusive Rights by JV "DENTOMAL"

         10.4 Letter of Authorization and Declaration of Exclusive Rights by NPO "ALTECH"

         10.5    Agreement by and between DMD and Boston Marketing Company, Ltd.

ITEM 1.  CHANGE IN CONTROL OF REGISTRANT

         As of March 1, 1996, Edudata Corporation ("the Company" or "Edudata") acquired all the outstanding securities of Dental/Medical Diagnostic Systems LLC ("DMD"), a California limited liability company, and Bavarian Dental Instruments, Inc. ("BDI"), a California close corporation, in exchange for the issuance by the Company of a total of 5,000,000 restricted shares of its common stock. The acquisition was effected pursuant to the terms of two Contribution Agreements dated February 29, 1996 ("Contribution Agreements") between the Company and DMD and the Company and BDI.

         The purpose of these transactions was to acquire the operating businesses of the two entities, DMD and BDI. DMD is a manufacturer and distributor of intra-oral cameras and BDI is a distributor of dental burs. The businesses of DMD and BDI are described in greater detail in Item 2 below.

         In connection with the DMD Contribution Agreement, Robert H. Gurevitch, Hiroki Umezaki, Fred Kinley and Dewey Perrigo (collectively, the "DMD Members") tendered a total of one hundred percent (100%) of the membership interests of DMD to the Company in exchange for a total of four million (4,000,000) shares of common stock of the Company. Messrs. Gurevitch and Umezaki contributed, collectively, approximately Five Hundred Forty-Three Thousand Dollars ($543,000) and Messrs. Kinley and Perrigo contributed services to DMD for their membership interests or as paid-in-capital. The shares of the Company's common stock were allocated among the DMD Members in proportion to their membership interests in DMD, as follows: Mr. Gurevitch (50%), Mr. Umezaki (40%), Mr. Kinley (5%) and Mr. Perrigo (5%). Thus, the DMD Members received the following number of shares: Mr. Gurevitch (2,000,000 shares), Mr. Umezaki (1,600,000 shares), Mr. Kinley (200,000 shares) and Mr. Perrigo (200,000 shares).

         In connection with the BDI Contribution Agreement, Messrs. Gurevitch, Perrigo and Anatoly Borodyansky (collectively, the "BDI Shareholders") tendered a total of one hundred percent (100%) of the capital stock of BDI to the Company in exchange for a total of one million (1,000,000) shares of common stock of the Company. Mr. Gurevitch contributed approximately Eighty-Two Thousand Dollars ($82,000) and Messrs. Perrigo and Borodyansky contributed services to BDI for their shares of capital stock or as paid-in-capital. The shares of the Company's common stock were allocated among the BDI Shareholders in proportion to their membership interests in BDI, as follows: Mr. Gurevitch (55%), Mr. Borodyansky (40%) and Mr. Perrigo (5%). Thus, the BDI Shareholders received the following number of shares: Mr. Gurevitch (550,000 shares), Mr. Borodyansky (400,000 shares) and Mr. Perrigo (50,000 shares).

         In addition, on March 5, 1996, the Company issued options to purchase 15,000 shares of the Company's common stock to each of the new board members, Messers. Gurevitch and Umezaki, Marvin H. Kleinberg and Gerald K. Kitano. The Company also issued options to purchase 120,000 shares of the Company's common stock to Tyler Runnels for services rendered in connection with the acquisition of DMD and BDI. All of the options described in this paragraph are immediately exercisable at a price of $0.30 per share and expire on March 4, 2001.

         As a result of these transactions, Messrs. Gurevitch and Umezaki are currently the Company's largest shareholders, having beneficial ownership of 33.36% and 21.0% of the outstanding common stock, respectively.

                             NEW BOARD OF DIRECTORS

         As part of the transactions described herein, all of the members of the Company's board of directors, Henry L. Weldon, Mark W. Jaindl and John W. Galuchie, Jr., resigned effective as of March 1, 1996. They were replaced by Robert H. Gurevitch, as Chairman of the Board, Hiroki Umezaki, Marvin H. Kleinberg and Gerald K. Kitano. Mr. Guervitch was also appointed the Company's Chief Executive Officer and Mr. Umezaki was elected Secretary.

         Prior to his appointment as Chairman of the Board and Chief Executive Officer of the Company, Mr. Gurevitch had served, since August 1995, as the President of both DMD and BDI. Mr. Gurevitch will continue in these executive positions for both DMD and BDI. From August 1993 to August 1995, Mr. Gurevitch was a private investor. Mr. Gurevitch was previously Chief Executive Officer and Chairman of the Board for New Image Industries, Inc., a company whose securities are registered under the Securities Exchange Act of 1934, as amended, from February 1987 to August 1993.

         Mr. Umezaki is also President of Intertex, Inc., a position that he has held for more than five years. In addition, Mr. Umezaki is President of Boston Marketing Company, Ltd. ("Boston Marketing"), a Japanese company with which DMD has a license agreement to distribute the interoral camera system discussed below. Mr. Umezaki was also Secretary of DMD prior to its acquisition.

         Mr. Kleinberg is an intellectual property attorney and has been a partner in the law offices of Arant, Kleinberg, Lerner & Ram, located in Los Angeles, California, for more than five years.

         Mr. Kitano, for more than the past five years, has been primarily a corporate and business attorney in the Law Offices of Gerald K. Kitano located in Los Angeles, California.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         As set forth more fully above in Item 1, as of March 1, 1996, the Company acquired all the outstanding securities of DMD and BDI. Pursuant to the Contribution Agreements, the former shareholders of DMD and BDI received a total of five million shares of newly issued restricted Edudata common stock, constituting 66.7% of the Company's currently outstanding common stock, in exchange for all of the outstanding membership interests of DMD and all of the outstanding shares of BDI.

         The assets and liabilities acquired by the Company consist primarily of cash and cash equivalents, accounts receivable, inventory, furniture and fixtures, accounts payable, accrued liabilities and notes payable. The purpose of these transactions was to acquire the operating businesses of the two entities, DMD and BDI. DMD is a manufacturer and distributor of intra-oral cameras and BDI is a distributor of dental burs, which are use as dental drill bits. The Company intends, through its ownership of DMD and BDI, to continue the businesses of these entities.

         General Business Description of DMD and BDI

         Dental/Medical Diagnostics Systems LLC (DMD) designs, develops, manufactures and distributes an intraoral camera (the "TeliCam Intraoral Camera System") exclusively to the dental market place. The camera is designed to assist the dental professional and staff in diagnosing and demonstrating oral problems to the patient. Bavarian Dental Instruments, Inc. (BDI) distributes high quality reusable diamond dental burs.

         DMD was formed in August 1995 and, from that time, has been primarily involved in designing, developing, manufacturing and marketing the TeliCam Interoral Camera System. The first shipments to customers of the TeliCam System commenced in early February 1996. BDI was formed in October 1995 and, from that time, has been primarily involved in negotiating a distribution agreement to import from Russia and to distribute and market dental burs in the United States and elsewhere. The first sales of the burs commenced in early March 1996.

         The TeliCam Interoral Camera System

         The TeliCam Intraoral Camera System features the latest 1/3 inch camera, CCD chip and CCU processor with fiberoptic illumination. The image capturing mechanism is built into the processor and an automatic light intensity control eliminates reflection and glare. The TeliCam Uni-lens handpiece allows capture a maximum of four images and is designed to focus on a tooth as close as 2 mm or as far away as a full extraoral image. The Uni-lens can also capture magnified photographs of x-rays. Each system includes a 13 inch S-VHS color monitor to view the images. The fiber optic light rod is contained in a monocoil cable and swiveling base. The base camera system is currently priced at $3,995.

         Management believes that the TeliCam is the only intraoral camera presently capable of capturing and displaying images without the use of a printer, unlike many other systems. Images are captured using a frame grabber built into the CCU processor. For patient and insurance company use, the Company also offers two high speed, high resolution color printers which allow for the production of multi-format hard copy images. Printers are currently offered at $1,395 each. Other optional equipment is also available. DMD holds the exclusive, worldwide rights to market the Teli camera and frame grabber circuitry to the dental market and has the rights to use the "TeliCam" trademark through an agreement with Boston Marketing.

         Dental Burs

         The dental burs distributed by BDI are imported from two companies located in Russia known as JV "DENTOMAL" and NPO "ALTECH", pursuant to exclusive distribution agreements for United States, Canada, Mexico, Guatemala, Honduras, Nicaragua, Costa Rica, Panama, Venezuela, Columbia, Peru, Bolivia, Paraguay, Brazil, Argentina and Chile. The agreements expire in December 1998. The JV "DENTOMAL" agreement terminates should BDI not place any orders for six consecutive months. As of February 29, 1996, the Company had an inventory of approximately 479,000 burs. The burs are manufactured to ISO 9000 standards, are reusable, autoclavable, vibration free and are of precision quality. The Company currently markets the burs at prices between $.99 and $1.50 per bur, dependent on quantity ordered.

         Hardware

         Except as specifically discussed below, the Company assembles and tests the TeliCam System at its facility located in Irvine, California. The Company purchases the non-proprietary hardware components included as part of its TeleCam System from outside sources. Except for the CCU processor that is purchased from one supplier under the licensing agreement with Boston Marketing, discussed above, multiple sources of supply are available for all parts and components.

         Marketing and Sales

         Sales of the TeliCam Systems and burs in the United States are made through full-time employees working out of the Company's headquarters and by a national field force of independent, non-exclusive sales representatives who operate under the supervision of independent Regional Managers. The majority of the sales made by the Company are the result of leads created principally from responses to direct mail solicitations, advertising in trade publications and attending trade shows. The sales representatives currently are compensated on a commission basis.

         The Company currently does not sell its products internationally, although it intends to do so in the future. BDI and DMD are currently investigating the most effective manner in which to market the TeliCam System worldwide and the burs to markets in North and South America.

         Training, Customer Support and Product Service

         Little or no training is required to operate the TeliCam System. All TeliCam Systems currently sold by DMD come with a one year standard limited parts and labor warranty on the hardware components. Technical support is available to answer customers' telephone inquiries through the Company's offices in Irvine, during regular working hours. Burs are offered with satisfaction or money back guarantee.

         Patents and Proprietary Rights

         The Company regards its imaging systems as proprietary trade secrets and attempts to protect them with confidentiality agreements it has entered into with its employees and the confidentiality provisions in its agreements with its sales representatives. While the Company does not own the patents, DMD holds the exclusive, worldwide rights to market the Teli camera and frame grabber circuitry #CS611ONTSC-PAL to the dental market and has the rights to use the "TeliCam" trademark through an agreement with Boston Marketing. The Company also holds the exclusive rights to market and sell JV "DENTOMAL" and NPO "ALTECH" manufactured dental burs in sixteen (16) North and South American countries, including the United States and Canada, for a period of three years that began in December 1995.

         Competition

         There are many companies that compete in the intraoral camera market. The Company believes that the TeliCam System and dental burs offered by it are superior to competing products currently being marketed to the dental industry at these price points.

         Several of the companies with which Company competes currently are better financed and have more resources than the Company. There can be no assurance that competitive pressures will not result in price reductions or that other developments in the market that might have an adverse effect on the Company.

         Employees

         As of March 14, 1996, the Company had twenty-seven (27) full-time employees, which includes officers, production, customer service, administration, sales and marketing, and research and development personnel.

         Properties

         The corporate headquarters and principal offices of DMD and BDI are located in Westlake Village, California, in approximately 3,900 square feet of space under a lease that expires on November 14, 2000. The lease provides for aggregate minimum monthly rental payments of approximately $5,600. The lease also requires the Company to pay taxes, maintenance fees, insurance, and periodic rent increases based on a published price index. In addition, under a lease that expires on November 1, 1998, the companies lease approximately 5,700 square feet in a building in Irvine, California where it manufactures and distributes the TeliCam System and distributes dental burs. The lease payments for this space are approximately $3,700 per month. The lease also requires the Company to pay taxes, maintenance fees, insurance, and provides for periodic rent increases.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial statements of businesses acquired:

                 It is impracticable for the Company to provide financial statement information as of the date hereof. However, the Company will file the financial statements as soon as practicable, but not later than May 14, 1996.

         (b)     Pro Forma Financial Information:

                 It is impracticable for the Company to provide pro forma financial information as of the date hereof. However, the Company will file the pro forma financial information as soon as practicable, but not later than May 14, 1996.

         (c)     Exhibits pursuant to Item 601 of Regulation S-K:

                 10.1 The Contribution Agreements dated February 29, 1996 by and between the Company and DMD.

                 10.2 Contribution Agreement dated February 29, 1996 by and between the Company and BDI.

                 10.3 Letter of Authorization and Declaration of Exclusive Rights by JV "DENTOMAL" to BDI dated December 25, 1995.

                 10.4 Letter of Authorization dated January 3, 1996 and Declaration of Exclusive Rights dated December 21, 1995 by NPO "ALTECH" to BDI.

                 10.5 Agreement by and between DMD and Boston Marketing Company, Ltd. dated February 1, 1996.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       EDUDATA CORPORATION
                                       --------------------
                                       (Registrant)



Date:  March 18, 1995                  By: /s/ Robert H. Gurevitch
                                           ----------------------------------
                                               Robert H. Gurevitch
                                               Chief Executive Officer
                                               and Chairman of the Board